LOSS PER SHARE	12 Months Ended
Dec. 31, 2023
Loss Per Share
LOSS PER SHARE

NOTE 18 - LOSS PER SHARE

	December 31, 2023	December 31, 2022	December 31, 2021

Net loss attributable to the owners of the company	(20,914)	(6,184)	(4,939)

Basic and diluted loss per share	*(586)	*(635)	*(556)
Weighted average number of ordinary shares used in calculating basic and diluted loss per share	36	10	9

*	Restated as a result of the SPAC transaction and after giving effect to the reverse share splits described in Notes 14B(4) and 24.12, the calculation of the basic and diluted loss per share for all past periods presented have been adjusted retrospectively based on the new number of shares as derived from the conversion ratio.